SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 11, 2002


                           HFC Revolving Corporation
                    Household Home Equity Loan Trust 2002-2


                           HFC REVOLVING CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                                333-84268                            36-3955292
-------------------------------                   ------------             ------------------------------------
(State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
        Incorporation)                            File Number)


                               2700 Sanders Road
                       Prospect Heights, Illinois 60070
                   (Address of Principal Executive Offices)
                ----------------------------------------------
                                  (Zip Code)


      Registrant's telephone number, including area code (847) 564-5000
                                                         ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Form T-1
------------------

     On June 13, 2002, HFC Revolving Corporation (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), the Company is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Household Home Equity Loan Trust 2002-2, Closed-End Home Equity Loan Asset Backed Notes, Series 2002-2 (the "Notes").

     In connection with the offering of the Notes, Credit Suisse First Boston Corporation ("CSFB"), as an underwriter of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Equity Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed on Form SE dated June 11, 2002.

Filing of Form of Note Guaranty Insurance Policy
------------------------------------------------

     On June 13, 2002, the Company is also filing a form of note guaranty insurance policy issued by MBIA Insurance Corporation. The form of note guaranty insurance policy is annexed hereto as Exhibit 99.2.


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

         99.1  Computational Materials filed on Form SE dated June 11, 2002.

         99.2 Form of note guaranty insurance policy issued by MBIA Insurance Corporation.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HFC REVOLVING CORPORATION



                                            By: /s/ Steven H. Smith
                                                -----------------------
                                                Name:  Steven H. Smith
                                                       ----------------
                                                Title: Vice President
                                                       ----------------



Dated:  June 12, 2002

Exhibit Index
-------------


Exhibit                                                                  Page
-------                                                                  ----

25      Form T-1 Statement of Eligibility under Trust Indenture Act of
        1939, as amended.                                                  6

99.1     Computational Materials filed on Form SE dated June 11, 2002.     7

99.2     Form of note guaranty insurance policy issued by MBIA Insurance
         Corporation.                                                      8